UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2026

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 JFK Boulevard, Suite 500 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01      Other Items.

Distribution Recommendation

At the recommendation of the adviser, the board of directors of FS Credit Real Estate Income Trust, Inc. (the “Company”) approved a reduction in the monthly distribution paid by the Company for the Company’s common stock commencing with the distribution to holders of record as of February 26, 2026. The advisor and the board of directors considered a range of factors in making this determination, including current and projected base rates, market spreads, portfolio leverage, the pace of capital inflows and the expected timing of potential new originations, paydowns and prepayments, among other considerations. The February distribution will be paid on February 27, 2026 to holders of record as of February 26, 2026, in the following amounts: $0.1479 for Class I shares, $0.1415 for Class D shares, $0.1415 for Class M shares, $0.1300 for Class S Shares, $0.1300 for Class T shares, $0.1736 for Class F shares and $0.1739 for Class Y shares. As a result, based on the February distribution and the respective net asset values as of December 31, 2025, the annualized distribution rate is 7.42% for Class I shares, 6.89% for Class D shares, 6.87% for Class M shares, 6.28% for Class S shares, 6.34% for Class T shares. 8.27% for Class F shares and 8.73% for Class Y shares. The adviser and the board of directors will continue to evaluate the Company’s distribution rate based on market conditions and the potential impact of interest rates on the portfolio. The timing and amount of distributions are at the discretion of the Company’s board of directors and, as such, no assurance can be made as to the amount of any future distributions.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), regarding, among other things, our business, including, in particular, statements about our distributions, financings and the market for our investments. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations, including the payment of distributions, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved. We undertake no duty to update or revise forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: January 15, 2026	By:	/s/Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer & Secretary